CERTIFICATIONS

I, Stephen E. Canter, certify that:

1. I have reviewed this report on Form N-Q of Dreyfus Premier Balanced Opportunity Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or om statements made, in light of the circumstances under which such statements were made, not misleadin report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all m as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining di Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls a supervision, to ensure that material information relating to the registrant, including its con others within those entities, particularly during the period in which this report is being pre

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and p effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to evaluation; and

(c) Disclosed in this report any change in the registrant's internal control over financial rep recent fiscal quarter that has materially affected, or is reasonably likely to materially affec reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the a directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of inter reasonably likely to adversely affect the registrant's ability to record, process, summarize,

(b) Any fraud, whether or not material, that involves management or other employees who internal control over financial reporting.

By: /s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date: October 14, 2004

CERTIFICATIONS

I, James Windels, certify that:

1. I have reviewed this report on Form N-Q of Dreyfus Premier Balanced Opportunity Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or om statements made, in light of the circumstances under which such statements were made, not misleadin report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all m as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining di Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls a supervision, to ensure that material information relating to the registrant, including its con others within those entities, particularly during the period in which this report is being pre

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and p effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to evaluation; and

(c) Disclosed in this report any change in the registrant's internal control over financial rep recent fiscal quarter that has materially affected, or is reasonably likely to materially affec reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the a directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of inter reasonably likely to adversely affect the registrant's ability to record, process, summarize,

(b) Any fraud, whether or not material, that involves management or other employees who internal control over financial reporting.

By: /s/ James Windels
James Windels
Chief Financial Officer

Date: October 14, 2004